Loss per share	3 Months Ended
Mar. 31, 2026
Loss Per Share [abstract]
Loss per share
16.	Loss per share

Net loss per common share represents net loss attributable to common shareholders divided by the weighted average number of common shares outstanding during the period.

For all the periods presented, diluted loss per share equals basic loss per share due to the anti-dilutive effect of warrants, share options, PSUs, RSUs and convertible debentures. The outstanding number and type of securities that could potentially dilute basic net loss per share in the future but would have decreased the loss per share (anti-dilutive) for the three months ended March 31, 2026, and 2025 are as follows:

	March 31, 2026	March 31, 2025
	#	#
Warrants	1,249,984	526,406
Share Options	195,500	87,648
RSUs	1,600	32,690
Convertible debentures	1,233,334	547,285
	2,680,418	1,194,029